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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 12, 2002

                           MAXXAM GROUP HOLDINGS INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-18723
                            (Commission File Number)

                                   96-0518669
                     (I.R.S. Employer Identification Number)

                           5847 SAN FELIPE, SUITE 2600
                                 HOUSTON, TEXAS
                    (Address of Principal Executive Offices)
                                      77057
                                   (Zip Code)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 5.  OTHER EVENTS.

      Attached as Exhibits 99.1 and 99.2 are press releases dated February 12,
2002 and issued by Kaiser Aluminum Corporation ("KAC"), an affiliate of the registrant, and MAXXAM Inc. ("MAXXAM"), the parent of the registrant, respectively, in connection with KAC's filing for Chapter 11 bankruptcy protection.

      Also attached as Exhibit 99.3 is a press release related to KAC obtaining debtor in possession financing, subject to bankruptcy court approval.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 12, 2002
                                                    MAXXAM INC.
                                                   (Registrant)

                                            By: /s/ Bernard L. Birkel
                                               -----------------------
                                                 Bernard L. Birkel
                                                     Secretary

                                  EXHIBIT INDEX

Exhibit 99.1:  KAC's Press Release dated February 12, 2002 regarding filing
               Chapter 11 (incorporated herein by reference to Exhibit 99.1 to
               MAXXAM's Report on Form 8-K dated February 12, 2002 (the
               "MAXXAM Form 8-K")

Exhibit 99.2:  MAXXAM's Press Release dated February 12, 2002 (incorporated herein by reference to Exhibit 99.2 of the MAXXAM Form 8-K)

Exhibit 99.3:  KAC's Press Release dated February 12, 2002 related to debtor in possession financing (incorporated herein by reference to
               Exhibit 99.3 of the MAXXAM Form 8-K)